                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 20, 1994


                           Commission File No. 1-4087


                              Ply Gem Industries, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                          1-4087                    11-1727150
 ------------                 ---------------------          -------------
(State or other               (Commission File No.)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                   777 Third Avenue, New York, New York  10017
                   -------------------------------------------
                     (Address of Principal Executive Offices)



                 Registrant's Telephone Number:  (212) 832-1550

Items 1 - 4.  Not Applicable.
              --------------


Item 5.   Other Events.
          -------------

          On October 20, 1994 the Board of Directors of the Company approved an amendment to Article VI, Section 1 of the By-Laws of Company allowing the Chairman of the Company to sign certificates for shares of the capital stock of the Company.


Item 6.   Not Applicable.
          --------------


Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)  Exhibits

               3(ii)  Amended and Restated By-Laws of the Company.

Item 8.   Not Applicable.
          ---------------

                                   SIGNATURES
                                   ----------



           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 4, 1994

                                        PLY GEM INDUSTRIES, INC.



                                   By:  /s/ Charles M. Modlin
                                       --------------------------
                                        Secretary

                                                   AMENDED AND RESTATED 10/20/94



                              AMENDED AND RESTATED

                                 B Y - L A W S

                                      -of-

                            PLY GEM INDUSTRIES, INC.


                                   ARTICLE I

                                  Stockholders


         SECTION 1. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at such date and hour, as may be fixed from time to time by the board of directors, which place, date and/or hour may subsequently be changed at any time.

         SECTION 2. Notice of Meeting. It shall be the duty of the Secretary or any Assistant Secretary to cause notice of the place, date and hour of each annual meeting to be served personally or mailed to each stockholder at least ten days prior to the date of the meeting but not more than sixty days prior thereto.

         SECTION 3. Special Meetings. Special meetings of the stockholders may be held at the principal office of the Corporation or at such other place either within or without the State of New York whenever called in writing by the Chairman or the President of the Corporation or by vote by a majority of the board of directors. Such request shall state the object or objects of the meeting, and notice thereof shall be given as required by the next succeeding section.

         SECTION 4. Notice of Special Meetings. It shall be the duty of the Secretary or any Assistant Secretary to cause notice of the place, date and hour of each special meeting, indicating briefly the object or objects thereof, to be served personally or mailed to each stockholder at least ten days prior to the date of the meeting but not more than sixty days prior thereto.

         SECTION 5. Quorum. The presence, in person or by proxy, of the holders of record of the majority of the outstanding stock entitled to vote thereat shall be necessary to constitute a quorum for the transaction of business at any annual or special meeting of stockholders.

         SECTION 6. Adjournment of Meeting. At the time that any annual or special meeting of the stockholders of the Corporation is convened, the presiding officer, if directed by the board of directors, may adjourn the meeting for a period of not more than 30 days at any one time if (a) no quorum is present for the transaction of business or (b) the board of directors determines that adjournment is necessary or appropriate to enable stockholders
(i) to consider fully information which the board of directors determines has not been made sufficiently or timely available to stockholders or (ii) otherwise to exercise effectively their voting rights. The only notice required in connection with any such adjournment shall be the announcement at such meeting by the presiding officer of the adjournment and the place, date and hour of reconvening. At any reconvening of such adjourned meeting at which a quorum shall attend, any business may be transacted that might have been transacted at the meeting as originally called.

         SECTION 7. Voting. At all meetings of the stockholders, each stockholder of record shall be entitled to cast one vote, in person or by proxy, for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date set for such vote. Proxies shall be in writing. All proxies shall be filed with the Secretary at the meeting or any adjournment or adjournments thereof, as the board of directors may determine.

         SECTION 8. Presiding Officer. At every meeting of stockholders, the presiding officer shall be the President or, in the event of his absence or disability, such other officer of the Corporation as may be designated by the President or, in the absence of such designation by the President, the board of directors. The Secretary, or in the event of his absence or disability, the Assistant Secretary or, if there be no Assistant Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders, including the opening and closing of the polls, shall be determined by such presiding officer.

         SECTION 9. Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint (acting through its board of directors or, in the absence of action by the board, through its President) one or more inspectors to act at the meeting and make a written report


                                      2.

thereof. The Corporation (acting as set forth above) may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

         SECTION 10. Introduction of Business at a Meeting of Stockholders. At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such meeting. To be properly brought before a meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before a meeting of stockholders by a stockholder, the stockholder must (i) have given timely notice thereof in writing to the Secretary of the Corporation and (ii) be a stockholder of record at the time of the giving of such notice and continue at the time of such meeting to be entitled to vote thereat. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the lOth day following the earlier of (1) the day on which such notice of the date of the meeting was mailed or (2) the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before a meeting of stockholders (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder's notice, and (d) any material interest of the stockholder in such proposal.


                                      3.

         Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 10. The presiding officer of the meeting may, if the facts warrant, determine whether or not any business was properly brought before the meeting in accordance with the procedures prescribed by the By-Laws, and if he should determine that any business was not so properly brought, he shall so declare to the meeting and any such business not so properly brought shall not be transacted.

         SECTION 11. Fixing of Record Date. (a) Meetings and Other Actions. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the board of directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. The record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) Action by Written Consent. In order to determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within ten days after the date on which such a request is received, the

                                      4.

record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

         In the event of the delivery of a written consent or consents purporting to authorize or take corporate action and/or related revocations (each such written consent and related revocation is referred to in this paragraph as a "Consent"), the Secretary shall provide for the safekeeping of such Consent and shall immediately appoint duly qualified and objective inspectors to conduct, as promptly as practical, such reasonable ministerial review as they deem necessary or appropriate for the purpose of ascertaining the sufficiency and validity of such Consent and all matters incident thereto, including, without limitation, whether holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent. If after such investigation the secretary shall determine that the Consent is valid, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action.

                                   ARTICLE II

                                   Directors


         SECTION 1. The affairs and business of the Corporation shall be managed by a board of not less than three (3) nor more than eleven (11) directors, none of whom need be stockholders.

         SECTION 2. How Elected. Before each annual or special meeting of the stockholders for the election of

                                      5.

directors, the directors in office shall fix and determine the number of directors to be chosen at such annual or special meeting within the prescribed maximum and minimum limits. If the number so fixed and chosen shall be less than the prescribed maximum limit the directors in office may during the ensuing year increase the number of directors within such authorized maximum limit and may elect such additional directors who shall hold office for the remainder of such ensuing year. This By-Law may be modified or amended by the directors.

         SECTION 3. Term of Office. The term of office of each of the directors shall be one year, and thereafter until a successor be elected and qualified or until his earlier death, resignation or removal.

         SECTION 4. Duties of Directors. The board of directors shall have the control and general management of the affairs and business of the Corporation, and they may adopt such rules and regulations for the conduct of their meetings, and management of the Corporation as they may deem proper and that are not inconsistent with these By-Laws or the laws of the State of Delaware.

         SECTION 5. Directors' Meetings. Regular Meetings of the board of directors shall be held on the first Thursday of each month or on such other day or at such other times as the President may fix. Special meetings of the board of directors may be called by the President or Chairman. Special meetings must be called by the President or the Secretary upon the written request of a majority of the directors.

         Notice of regular meetings of the board of directors shall be given by service upon each director in person or by mailing to him at his last known post-office address, at least two days before the time therein designated for such meeting, including the day of mailing, or in the case of a special meeting by personal delivery or by telephone or by telegram or telex at least four hours prior to said meeting.

         A majority of the acting directors shall constitute a quorum for the transaction of business, but in the event of a quorum not being present, a lesser number may adjourn the meeting to some future time not more than twenty
(20) days later.

         SECTION 6. Voting. At all Corporation meetings of the board of directors each director is to have one vote irrespective of the number of shares of stock that he may hold.

         SECTION 7. Vacancies. All vacancies occurring in the board of directors, whether caused by death, resignation or

                                      6.

otherwise, may be filled by the board of directors and the person so chosen shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified or until his earlier death, resignation or removal.

         SECTION 8. Removal of Directors. Any one or more of the directors may be removed for cause at any time by a vote of a majority of the board of directors, at any of their meetings provided due notice of such proposed removal be given at least five days in advance by registered mail.

         SECTION 9. Stock of other Corporations. If the Corporation shall own and hold any voting stock of any other corporation, one or more directors or executive officers or agents of this Corporation may be chosen directors of such other corporation, whether he or they be stockholders in such other corporation or not.

         SECTION 10. The directors shall establish such committees as they deem proper for the conduct of the business of the Corporation. The directors may designate an Executive Committee from among their number. Except as otherwise provided by the laws of the State of Delaware, the Executive Committee shall have all of the authority of the board of directors, including the authority and power to bind the corporation in the same manner as the board of directors. The Executive Committee of the board of directors shall function where necessary between meetings of the board of directors and their actions need not be confirmed or ratified by the board of directors.

         SECTION 11. Telephone Meetings. Except as otherwise provided for in these By-Laws or by any provision of the Certificate of Incorporation, any one or more members of the board of directors or any committee thereof may participate in the meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

         SECTION 12. Nominations of Directors. Only persons nominated in accordance with the procedures set forth in this Section 12 shall be eligible for election as directors at any meetings of stockholders called for election of directors (an "Election Meeting"). Nominations of persons for election to the board of directors of the Corporation may be made at an Election Meeting by or at the direction of the board of directors by any nominating committee or person appointed by the board, or by any stockholder of record of the Corporation entitled to vote for the election of directors at such Election Meeting who complies with the notice procedures set forth in this Section 12. Any

                                      7.

such nomination by a stockholder shall only be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of the Election Meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such Election Meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the lOth day following the earlier of (1) the day on which such notice of the date of such Election Meeting was mailed or (2) the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice, and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would otherwise be required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); in connection with any solicitation of proxies by such stockholder in support of such nominee; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder's notice.

         No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 12. The presiding officer of an Election Meeting may, if the facts warrant, determine whether or not a nomination was made in accordance with the procedures prescribed by the By-Laws, and if he should determine that any nomination was not so made, he shall so declare to the Election Meeting and the defective nomination shall be void and disregarded.

                                      8.

                                  ARTICLE III

                                    Officers


         SECTION 1. Number of Officers. The officers of the Corporation shall be a Chairman of the board of directors, a President, one or more Vice-Presidents, a Secretary, a Treasurer, an Assistant Secretary and Assistant Treasurer, if and when determined by the board of directors, and an Assistant Vice-President, if and when determined by the board of directors, none of whom need be directors. Any person may hold more than one office in the Corporation.

         SECTION 2. Election of Officers. The officers of the Corporation shall be chosen annually by the board of directors immediately after the election of each new board, and shall hold office until their successors are duly chosen and qualified.

         SECTION 3. Removal of Officers. Any officer may be removed and his successor elected at any regular or special meeting by a majority in number of the board of directors.

         SECTION 4. The President. The President (a) shall call to order and act as Chairman at all meetings of stockholders; (b) shall present to each stated meeting a report of the condition of the business of the Corporation; (c) shall order the regular and special meetings of the stockholders and directors in accordance with these By-Laws; (d) may appoint and remove all servants, agents and employees of the Corporation other than a director or elected officer; (e) may sign all certificates of stock of the Corporation, countersigned by another officer; (f) may sign or countersign all checks, notes, drafts, bills of exchange or other orders for the payment of money, certificates of stock, contracts and other instruments of the Corporation as authorized by the board of directors; and (g) shall perform all such other duties as are incident to his office or as are properly required of him by the board of directors.

         SECTION 5. Vice-Presidents. The Vice-Presidents or one of them shall perform the duties of the President in the absence or incapacity of the latter.

         SECTION 6. The Secretary. The Secretary (a) shall keep the minutes of the meeting of the board of directors and of the stockholders; (b) unless the Corporation shall have a transfer agent for that purpose, shall keep the stock and transfer books in such manner as to show at any time the amount of capital stock, the manner and time that same was paid in, the names of the owners thereof, and their post-office addresses,

                                      9.

the number of shares owned by each, and keep such stock and transfer books open daily during the usual hours of business at the office of the Corporation, subject to the inspection thereof as prescribed by law; (c) may sign certificates of stock countersigned by another officer; and (d) shall perform all other duties incident to the office of Secretary, or as are properly required of him by the board of directors.

         SECTION 7. The Treasurer. The Treasurer shall (a) have the care and custody of and be responsible for the funds of the Corporation, and deposit the same in the name of the Corporation in such bank and banks as the directors may designate; (b) keep the books and records of the receipts and disbursements of the Corporation; and (c) generally perform all the duties incident to the office of Treasurer, or as are properly required of him by the board of directors.

         SECTION 8. The Assistant Secretary. The Assistant Secretary shall perform the duties of the Secretary in the absence or incapacity of the Secretary.

         SECTION 9. The Assistant Treasurer. The Assistant Treasurer shall perform the duties of the Treasurer in the absence or incapacity of the Treasurer.

         SECTION 10. The Chairman of the board of directors. The Chairman of the board of directors shall act as Chairman of all meetings of the board of directors; and perform all such other duties as are incident to his office or as are properly required of him by the board of directors.

         SECTION 11. The Assistant Vice-President. The Assistant Vice-President shall perform such duties assigned to him by the Chairman of the board of directors, the President and the Vice-President of the Corporation.

         SECTION 12. Vacancies. Vacancies in any office arising from any cause shall be filled by the board of directors at any regular or special meeting.

         SECTION 13. Compensation of Officers. The Officers shall receive such salary or compensation as may be determined by the board of directors.

                                      10.

                                   ARTICLE IV

                                      Seal


         SECTION 1. The seal of the corporation shall be in the following form:





                                   ARTICLE V

                  Checks, Contracts and Negotiable Instruments


         SECTION 1. All checks, notes, drafts, obligations, acceptances or orders for the payment of money or other negotiable instruments, and endorsements thereof, and all contracts and agreements of any kind and description, in order to be valid and binding upon the corporation, shall be signed by the President, Vice-President, Secretary, Assistant Secretary or Treasurer; or by such officer or officers or person or persons as the board of directors may from time to time by resolution designate or appoint for such purpose or purposes.

                                   ARTICLE VI

                                 Capital Stock


         SECTION 1. Certificates of Shares. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be prepared or be approved by the board of directors. The certificates shall be signed by the Chairman or the President or a Vice-President and also by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary.

         All certificates shall be consecutively numbered. The name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books.

                                      11.

         All certificates surrendered to the Corporation shall be cancelled and no new certificate shall be issued until the former certificate for the same number of shares shall have been surrendered and cancelled.

         SECTION 2. Transfer of Shares. Shares in the capital stock of the Corporation shall be transferred only on the books of the Corporation by the holder thereof in person, or by his attorney upon surrender and cancellation of certificates for a like number of shares.

         SECTION 3. Regulations. The board of directors shall have power and authority to make all such rules and regulations as they shall deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

         SECTION 4. Transfer Agent. Registrar. The board of directors may appoint a transfer agent and/or a registrar and may require all stock certificates to bear the signature of such transfer agent or registrar of transfers or the signature of both.

         SECTION 5. Closing of Transfer Books. The stock transfer books may be closed for meetings of the stockholders during such period or periods, not exceeding sixty days, as from time to time may be fixed by the board of directors, and during such periods no stock shall be transferable, but the board of directors without closing the books of the Corporation may, fix a record date for any meeting of stockholders in accordance with the provisions of these By-Laws. The stock transfer books may also be closed for payment of dividends during such period or periods, not exceeding sixty days, as from time to time may be fixed by the board of directors, but the board of directors without closing the books of the Corporation may declare dividends payable only to the holders of record as of the record date for such dividends as fixed by the board in accordance with the provisions of these By-Laws.

                                  ARTICLE VII

                                   Amendments


         SECTION 1. All By-Laws of the Corporation may be altered, amended, repealed, and new By-Laws may be made (a) by the affirmative vote of two-thirds of the entire board of directors or (b) by the affirmative vote of the stockholders representing a majority of the issued and outstanding capital stock, at an annual meeting or at a special meeting called for that purpose, provided that a written notice shall have been

                                      12.

sent to each stockholder of record, which notice shall state the alterations, amendments, or changes which are proposed to be made in such ByLaws. Only such changes as have been specified in the notice shall be made by stockholder vote. If, however, all the stockholders shall be present at any regular or special meeting, these By-Laws may be amended by a unanimous vote, without any previous notice.

                                  ARTICLE VIII

                                Indemnification


         SECTION 1. Right to Indemnification. The Corporation shall to the fullest extent permitted by applicable law as then in effect indemnify any person (the "Indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

         SECTION 2. Contracts and Funding. The Corporation may enter into contracts with any director, officer, employee or agent of the Corporation in furtherance of the provisions of this Article VIII and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article VIII.

         SECTION 3. Employee Benefit Plans. For purposes of this Article VIII, references to "other enterprises" shall include employee benefits plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a

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director, officer, employee, or agent, of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of a corporation.

         SECTION 4. Indemnification Not Exclusive Right. The right of indemnification and advancement of expenses provided in this Article VIII shall not be exclusive of any other rights to which a person seeking indemnification may otherwise be entitled, under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The provisions of this Article VIII shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this
Article VIII and shall be applicable to Proceedings commenced or continuing after the adoption of this Article VIII, whether arising from acts or omissions occurring before or after such adoption.

         SECTION 5. Advancement of Expenses; Procedures. In furtherance, but not in limitation, of the foregoing provisions, the following procedures and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article VIII;

         (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expenses.

         (b) Written Request for Indemnification. To obtain indemnification under this Article VIII, an Indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The

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determination of the Indemnitee's entitlement to indemnification shall be made within a reasonable time after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the board of directors in writing that the Indemnitee has requested indemnification.

         (c) Procedure for Determination. The Indemnitee's entitlement to indemnification under this Article VIII shall be determined (i) by the board of directors by a majority vote of a quorum (as defined in Article II of these By-
Laws) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, but only if a majority of the disinterested directors, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination.

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